                                  SECURED TERM NOTE

                                                                   EXHIBIT 10.1

$13,675,000.00                                               SEPTEMBER 30, 1999

     FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, LTC HEALTHCARE OF ATLANTA, INC., a Nevada corporation, LTC HEALTHCARE OF BONNER SPRINGS, INC., a Nevada corporation, LTC HEALTHCARE OF CHICOPEE, INC., a Nevada corporation, LTC HEALTHCARE OF COFFEYVILLE, INC., a Nevada corporation, LTC HEALTHCARE OF CONVERSE, INC., a Nevada corporation, LTC HEALTHCARE OF FORT VALLEY, INC., a Nevada corporation, LTC HEALTHCARE OF GARDNER, INC., a Nevada corporation, LTC HEALTHCARE OF HOLYOKE, INC., a Nevada corporation, LTC HEALTHCARE OF JESSUP, INC., a Nevada corporation, LTC HEALTHCARE OF NEW PORT RICHEY, INC., a Nevada corporation, LTC HEALTHCARE OF SALINA, INC., a Nevada corporation, LTC HEALTHCARE OF SHEPARD, INC., a Nevada corporation, LTC HEALTHCARE OF SOUTH HADLEY, INC., a Nevada corporation, LTC HEALTHCARE OF SPRINGFIELD, INC., a Nevada corporation, LTC HEALTHCARE OF STATESBORO, INC., a Nevada corporation, LTC HEALTHCARE OF TYLER, INC., a Nevada corporation, LTC HEALTHCARE OF WHIGHAM, INC., a Nevada corporation, LTC HEALTHCARE RECEIVABLES, INC., a Nevada corporation, and LTC HEALTHCARE ACQUISITION COMPANY, INC., a Nevada corporation (collectively, "BORROWER"), jointly and severally, promise to pay, in lawful money of the United States, to the order of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, its successors and assigns ("LENDER"), the principal sum of THIRTEEN MILLION SIX HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($13,675,000.00), or so much of such sum as shall have been advanced by Lender (the "PRINCIPAL SUM") in accordance with the terms of this Secured Term Note (the "NOTE"), together with interest and other fees as further set forth in this Note, to be paid in accordance with the terms set forth below.


     1.   PRINCIPAL AND INTEREST.

          a. Borrower promises to pay to Lender interest on the Principal Sum on a monthly basis from the date of this Note until September 27, 2002 (the "MATURITY DATE"). Interest shall be at a fluctuating rate per annum compounded daily (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Prime Rate plus two percent (Prime plus 2%) (the "BASE RATE"), provided that after an Event of Default such rate shall be equal to the Base Rate plus two percent (2%) (the "DEFAULT INTEREST RATE"). For purposes of the foregoing, the term "PRIME RATE" means that rate of interest designated as such by Citibank, N.A. (the "BANK"), or any successor to the Bank, as the rate may from time to time fluctuate. If the Bank ceases to designate such a base lending rate, Lender shall reasonably select an alternate, nationally recognized commercial bank as the designator of such interest rate. Accrued interest shall be payable monthly in arrears on the last Business Day (as defined below) of each month from



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October, 1999 and continuing through and including the Maturity Date.  After maturity, and until the entire Principal Sum plus any other amount due and unpaid shall be paid in full, without limiting any of Lender's other rights and remedies, all outstanding amounts of the Principal Sum shall bear interest, payable on demand, at the Default Interest Rate, but in no event shall the interest payable exceed the maximum lawful rate.

          b. In addition, ninety percent (90%) of any collections or proceeds of any of the Collateral received by Borrower which relates to Bankruptcy Receivables (as defined below) shall be paid by Borrower to Lender immediately upon receipt and shall be applied to the Principal Sum. As used herein, "Bankruptcy Receivables" shall mean and include Collateral relating to Accounts for services rendered by NewCare Health Corporation and affiliates thereof (collectively, "NewCare") from September 1, 1999 to September 30, 1999. Borrower shall have the right to retain ten percent (10%) of collected proceeds for services rendered of the Bankruptcy Receivables to be used entirely for working capital or other operating expenses or capital improvements relating to the nursing home facilities of Borrower.

          c. In addition, beginning on the first anniversary of the date of this Note (the "Closing Date") and at the end of each fiscal quarter thereafter, Borrower shall deliver to Lender within thirty (30) days thereafter an amount equal to fifty percent (50%) of Excess Cash Flow (as defined below) for the past fiscal quarter, to be applied to first, to pay any advances made under the Revolving Loan (as defined below) in excess of Borrower's availability thereunder, if any, and then, to pay accrued interest and the Principal Sum. Borrower shall have the right to retain fifty (50%) of Excess Cash Flow to be used entirely for working capital or other operating expenses or capital improvements relating to the nursing home facilities of Borrower. As used herein, "Excess Cash Flow" shall mean the following, as determined in accordance with GAAP: (i) net income (after deducting management fees permitted under the terms of this Note), plus (ii) depreciation and amortization, less (iii) actual capital expenditures reasonably approved by Lender (except that capital expenditures less than $250 in the aggregate per bed per year and capital expenditures required by governmental authorities shall not require Lender's approval but Borrower shall provide Lender with prior notice of capital expenditures required by governmental authorities); provided, however, that gains or losses relating to proceeds of the sale of a Released Asset (as defined in Paragraph 27 below) shall not be included in the calculation of Excess Cash Flow.

          d. If not sooner repaid, Borrower promises to pay to Lender the entire Principal Sum on the Maturity Date. The term of this Note shall not be extended unless the term of the Loan and Security Agreement of even date with this Note by and between Borrower and Lender (the "LOAN AGREEMENT") pursuant to which Borrower and Lender have entered into a revolving credit arrangement in a principal amount not to exceed $5,000,000.00 (the "REVOLVING LOAN"), is extended to the same date.

          e. Repayment of Borrower's obligations under this Note is secured by, among other things, the Collateral defined and described in Section 7 of this Note.

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     2.   INTENTIONALLY DELETED.

     3. ADDITIONAL PAYMENTS. Borrower further promises to pay to Lender, immediately upon demand any and all other sums and charges that may at the time become due and payable as specified under this Note, and all reasonable costs and disbursements in connection with the preparation of this Note, and in the collection of any payments due under this Note and in any action, suit or proceeding to protect, sustain or enforce the rights and remedies of Lender under this Note.

     4.   CONDITIONS TO BORROWING; PREPAYMENT.

          a. Subject to the terms and conditions of this Note, Lender shall make available to Borrower the initial advance of the Principal Sum in immediately available funds not later than 12:00 Noon (Maryland time) on the Business Day on which the following conditions precedent are satisfied:

               (i) Borrower shall have executed and delivered to Lender, or caused to be executed and delivered to Lender, the following documents (collectively, the "LOAN DOCUMENTS"):

                      (A)     This Note;

                      (B) That certain Secured Unconditional Guaranty of Payment and Performance (the "GUARANTY") of even date herewith made by the entities listed on SCHEDULE 1 hereof (collectively, "GUARANTOR" or "MANAGER") in favor of Lender;

                      (C) Those certain Mortgages, Deeds of Trust and Deeds to Secure Debt, of even date herewith made by each Borrower in favor of Lender (the "MORTGAGES");

                      (D) Those certain Environmental Indemnity Agreements of even date herewith made by each Borrower in favor of Lender (the "ENVIRONMENTAL INDEMNITIES");

                      (E) That certain Security Agreement, Pledge and Assignment of General Partnership Interests of even date herewith made by LTC Healthcare of Tyler, Inc. in favor of Lender (the "PLEDGE AGREEMENT");

                      (F) All financing statements and other documents, certificates and agreements reasonably deemed necessary or appropriate by Lender to effectuate the transaction;

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                      (G)     That certain Secured Unconditional Guaranty of
Payment and Performance (the "BORROWER GUARANTY") of even date herewith made by Borrower in favor of Lender;

               (ii) All representations, warranties and covenants contained in this Note or otherwise made in writing in connection with this Note or the other Loan Documents, or the documents entered into in connection with the Loan Agreement (collectively with the Loan Agreement, the "REVOLVING LOAN DOCUMENTS"), by or on behalf of Borrower shall be true and correct in all material respects;

               (iii) No Event of Default shall have occurred or be continuing under this Note or any other Loan Documents;

               (iv) No Event of Default shall have occurred and be continuing under the Loan Agreement or any other Revolving Loan Documents;

               (v) Entry of a Bankruptcy Court order satisfactory to Lender which contains the provisions set forth in paragraph 10 of the commitment letter dated as of September 29, 1999 between Borrower, Lender and Lenox Healthcare, Inc.

               (vi) Borrower shall have paid to Lender the purchase price, in cash, to be applied to satisfy NewCare's outstanding obligations to Lender;

               (vii) Lender shall have received Uniform Commercial Code ("UCC"), judgment and tax lien searches with the Secretary of State and local filing offices of each jurisdiction where Borrower maintains a place of business, which searches yield results consistent with the representations and warranties contained in this Note; and

               (viii) Borrower shall have entered into (i) management agreements with Manager, and (y) interim management agreements with NewCare, in form and substance satisfactory to Lender.

          b. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each requested advance by wire transfer to such bank account as may be designated by Borrower from time to time or elsewhere if pursuant to written direction from Borrower.

          c. Lender shall enter all advances of the Principal Sum as debits to a loan account in the name of Borrower and shall also record as credits in the loan account all payments made by Borrower and all proceeds of Collateral that are indefeasibly paid to Lender, and may record in the loan account, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower, with respect to the extension of credit contemplated by this Note.

          d. Lender will account to Borrower monthly with a statement of advances, charges and payments made pursuant to this Note, and the account rendered by Lender shall be deemed final, binding and conclusive upon Borrower absent manifest error, unless Lender is notified by Borrower in writing to the contrary within thirty (30) days of the date each such account is mailed to Borrower. Such notice shall be deemed an objection to those items specifically objected to in the notice.

          e. All outstanding principal, interest, fees and other amounts due under this Note shall be prepaid in full simultaneously with repayment of all Obligations under the Loan Agreement and/or the termination of the Loan Agreement.

          f. Borrower may prepay all or any part of the Principal Sum outstanding without penalty, together with all interest accrued on the Principal Sum and all other sums that are payable pursuant to this Note.

     5. PAYMENT OFFICE. The Principal Sum, the interest on the Principal Sum, and any other amounts payable under this Note are payable in lawful money of the United States of America at the office of Lender, at 2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland 20815, Attention: Steven M. Curwin, Deputy General Counsel, or at such other place as Lender may specify in writing to Borrower. Any payment by other than immediately available funds shall be subject to collection. Interest shall continue to accrue until the funds by which payment is made are available to Lender for its use. Any payment stated to be due on a day on which banks in Maryland are required or permitted to be closed for business shall be due and payable on the next business day (each such day, a "BUSINESS DAY") and such extension of time shall be included in the computation of interest in connection with such payment.

     6. NO PRESENTMENT; ACCELERATION. On the Maturity Date or upon the occurrence of an Event of Default (as defined in Section 12 below) or upon termination of the Loan Agreement, the outstanding Principal Sum, accrued and unpaid interest on the Principal Sum, and all other sums owed by Borrower to Lender in connection with this Note or the other Loan Documents shall immediately become due and payable. Borrower hereby expressly waives any presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest of any kind.

     7.   SECURITY AGREEMENT.

          a. This Note shall constitute a security agreement as that term is used in the UCC and Borrower hereby grants to Lender, to secure Borrower's obligations under this Note and the other Loan Documents, and under the Loan Agreement and the Revolving Loan Documents ( collectively, the "Obligations"), a security interest in the following (collectively, the "COLLATERAL"):

               (i) All of Borrower's now-owned and hereafter acquired or arising accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such

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terms are defined in the UCC, including, without limitation, all obligations for the payment of money arising out of Borrower's sale of goods or rendition of services ("ACCOUNTS"), accounts receivable and rights to payment of every kind and description, and all of Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance ("ACCOUNT DEBTOR" means any person obligated on any Account of Borrower, including without limitation, any Insurer and any Medicaid/Medicare payor);

               (ii) All moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing ("AFFILIATE" means with respect to a specified person, any person directly or indirectly controlling, controlled by, or under common control with the specified person, including without limitation its stockholders and any affiliates. A person shall be deemed to control a corporation if the person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation whether through the ownership of voting securities, by contract, or otherwise);

               (iii) All of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

               (iv) All of Borrower's now or hereafter acquired deposit accounts into which Accounts are deposited, including the Lockbox Account ("LOCKBOX ACCOUNT" means an account maintained by Borrower at Bank One Arizona, N.A. (or a successor financial institution), into which all collections of Accounts are paid directly);

               (v) All of Borrower's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts;

               (vi) All of Borrower's other general intangibles (including, without limitation, any proceeds from insurance policies after payment of prior interests), patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein), things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names (excluding, however, the name "LTC Healthcare" and derivations thereof), including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of Borrower thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof;

               (vii) All of Borrower's now owned or hereafter acquired inventory of every description which is held by Borrower for sale or lease or is furnished by Borrower under any contract of service or is held by Borrower as raw materials, work in process or materials used or consumed in a business, wherever located, and as the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof;

               (viii) All of Borrower's now owned or hereafter acquired machinery, equipment, computer equipment, tools, tooling, furniture, fixtures, goods, supplies, materials, work in process, whether now owned or hereafter acquired, together with all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, all replacements thereof and substitutions therefor, and all cash and non-cash proceeds and products thereof;

               (ix) The Property and/or Mortgaged Property (as defined in the Mortgages); and

               (x) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.


          b. Upon the occurrence of an Event of Default under this Note or the other Loan Documents, or an Event of Default under the Loan Agreement or the other Revolving Loan Documents, Lender, in addition to all other rights, options, and remedies granted to Lender under this Note or at law or in equity, may take any of the following steps:

               (i)    Declare the Loan to be immediately due and payable;

               (ii) Exercise all other rights granted to it under this Note and all rights under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law; and

               (iii) Exercise all rights and remedies under all Loan Documents or Revolving Loan Documents now or hereafter in effect, including but not limited to:

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                      (A)     The right to take possession of, send notices
regarding, and collect directly the Collateral, with or without judicial process;

                      (B) The right to (by its own means or with judicial assistance) enter any of Borrower's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (c) below, without any liability for rent, storage, utilities, or other sums, and Borrower shall not resist or interfere with such action; and

                      (C) The right to require Borrower at Borrower's expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender.

          c. Borrower agrees that a notice received by it at least five (5) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral that threatens to decline rapidly in value or that is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. Borrower covenants and agrees not to interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral following an Event of Default.

          d. Lender shall have the right to proceed against all or any portion of the Collateral to satisfy in any order (i) the liabilities and obligations of Borrower to Lender under this Note and the other Loan Documents or (ii) upon the occurrence of an Event of Default under the Loan Agreement or the other Revolving Loan Documents, the liabilities and obligations of Borrower under the Loan Agreement and Revolving Loan Documents. All rights and remedies granted Lender under this Note or under any of the other Loan Documents, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the Principal Sum, all interest, costs, expenses and other charges due under, and all other existing and future liabilities and obligations of Borrower to Lender under, this Note are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

     8. USE OF FUNDS. Borrower covenants and agrees that the loan of the Principal Sum, or any portion of the Principal Sum, shall be used for acquisition of NewCare assets from the bankruptcy estate.

     9. REPRESENTATIONS. Each entity constituting Borrower hereby warrants and represents to Lender that:

          a. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and is (or within thirty
(30) days from the date hereof shall be) in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, has the corporate power and authority to own its assets and transact the business in which it is engaged, and has obtained all certificates, licenses (directly or through a management agreement with NewCare) and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership and operation of all of its properties and transaction of all of its business.

          b. Borrower has full corporate power and authority to borrow the Loan and to enter into, execute, and deliver this Note, and to incur and perform its obligations under this Note and the other Loan Documents, all of which have been duly authorized by all necessary corporate action. No consent or approval of shareholders of, or lenders to, Borrower, and no consent, approval, filing or registration with any governmental authority is required as a condition to the validity of this Note or the other Loan Documents or the performance by Borrower of its obligations under this Note or the other Loan Documents.

          c. This Note, when issued and delivered for value received, and all other Loan Documents constitute the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

          d. The execution and delivery by Borrower of this Note and the other Loan Documents do not, and the performance of Borrower's obligations under this Note and the other Loan Documents will not, violate, conflict with, constitute a default under, or result in the creation of a lien or encumbrance (other than a lien, security interest, charge or other encumbrance in favor of Lender) upon the property of Borrower under (i) any provision of Borrower's certificate of incorporation or bylaws, (ii) any provision of any law, rule or regulation applicable to Borrower, or (iii) any of the following (A) any indenture or other agreement or instrument to which Borrower is a party or by which Borrower or its property is bound, or (B) any judgment, order or decree of any court, arbitration tribunal, or governmental entity applicable to Borrower or Borrower's properties or assets.

          e. There are no actions, suits, proceedings or investigations pending, including, without limitation, any condemnation proceeding, or, to the knowledge of Borrower, threatened, against or adversely affecting Borrower's properties or assets or the validity or enforceability of this Note or the other Loan Documents or the ability of Borrower to perform any obligations under this Note or the other Loan Documents. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court, arbitration tribunal or governmental authority having jurisdiction over Borrower.

          f.   INTENTIONALLY DELETED.

          g. Borrower is not in default under or with respect to any obligation in any respect that could be adverse to its business, operations, property or financial condition, or that could adversely affect the ability of Borrower to perform its obligations under this Note or the other Loan Documents. No Event of Default or event that, with the giving of notice or lapse of time, or both, could become an Event of Default, has occurred and is continuing.

          h.   INTENTIONALLY DELETED.

          i. Borrower has filed, or has obtained extensions for the filing of, all federal, state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date hereof. All tax liabilities of Borrower are adequately provided for on Borrower's books. No tax liability has been asserted by the Internal Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid.

          j. The use of the proceeds of the Loan and Borrower's issuance of this Note will not, directly or indirectly, violate or result in a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T, or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying "margin stock" within the meaning of those regulations. No part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

          k. Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

          l. Borrower is not in violation of any statute, rule or regulation of any governmental authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls). Borrower has obtained all licenses (directly or through a management agreement with NewCare), permits, franchises, and other governmental authorizations necessary for the ownership of its properties and the conduct of its business. Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar governmental authority and is in full compliance with all applicable rules and regulations of such commissions.

          m. To the best of Borrower's knowledge, no use, exposure, release, generation, manufacture, storage, treatment, transportation or disposal of hazardous material has occurred or is occurring on or from any real property on which the Collateral is located (the "PREMISES") or which is owned, leased or otherwise occupied by Borrower, or has occurred off the Premises as a result of any action of Borrower. All hazardous material used, treated, stored, transported to or from, generated or handled on the Premises, or off the Premises by Borrower, has been disposed of on or off the Premises by or on behalf of Borrower in a lawful manner.

There are no underground storage tanks present on or under the Premises owned or leased by Borrower. No other environmental, public health or safety hazards exist with respect to the Premises.

          n. The only places of business of Borrower, and the places where it keeps and intends to keep the Collateral and records concerning the Collateral, are at the addresses set forth in SCHEDULE 9(n), which also lists the owner of record of each such property.

          o. Borrower exclusively owns or possesses all the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses (directly or through a management agreement with NewCare), and rights with respect to the foregoing necessary for the current and planned future conduct of its business, without any conflict with the rights of others. Borrower is not in default of any obligation or undertaking with respect to such intellectual property or rights.

          p. The identity of the stockholders of record of all classes of the outstanding stock of Borrower, together with the respective ownership percentages held by such stockholders, are as set forth on SCHEDULE 9(p).

          q. Neither this Note nor any other Loan Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained in this Note or in the other Loan Documents or such other documents not misleading. There is no fact known to Borrower that adversely affects or in the future may adversely affect the business, operations, affairs or financial condition of Borrower, or any of its properties or assets.

          r. Borrower does not own or hold any equity or long-term debt investments in, have any outstanding advances to, have any outstanding guarantees for the obligations of, or have any outstanding borrowings from, any Person. Borrower is not a party to any contract or agreement, or subject to any corporate restriction, which adversely affects its business.

          s. Within five (5) years before the date of this Note, neither the business, property or assets, or operations of Borrower has been adversely affected in any way by any casualty, strike, lockout, combination of workers, or order of the United States of America or other governmental authority, directed against Borrower. There are no pending or threatened labor disputes, strikes, lockouts, or similar occurrences or grievances against Borrower or its business.

          t. Within five (5) years before the date of this Note, Borrower has not conducted business under or used any other name (whether corporate, partnership or assumed) except as listed on SCHEDULE 9(t). Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices. Each trade name of Borrower represents a division or trading style of Borrower and not a separate Person or independent Affiliate.

          u. Borrower is not engaged in any joint venture or partnership with any other Person.

     10.  AFFIRMATIVE COVENANTS.

           Each entity constituting Borrower covenants and agrees that until this Note shall be repaid in full:

          [a. FINANCIAL STATEMENTS AND COLLATERAL REPORTS. Borrower will furnish to Lender (i) a sales and collections report and accounts receivable aging schedule on a form acceptable to Lender within fifteen (15) days after the end of each calendar month, which shall include, but not be limited to, a report of sales, credits issued, and collections received; (ii) payable aging schedules within fifteen (15) days after the end of each calendar month; (iii) internally prepared monthly financial statements for Borrower, certified by the chief financial officer of Borrower, within forty-five (45) days of the end of each calendar month, accompanied by management analysis and actual vs. budget variance reports; (iv) to the extent prepared by Borrower, annual projections, profit and loss statements, balance sheets, and cash flow reports (prepared on a monthly basis) for the succeeding fiscal year within thirty (30) days before the end of each of Borrower's fiscal years; (v) internally prepared annual financial statements for Borrower within sixty (60) days after the end of each of Borrower's fiscal years; (vi) annual audited financial statements for Borrower prepared by _________________________, or a firm of independent public accountants satisfactory to Lender, within one hundred thirty-five (135) days after the end of each of Borrower's fiscal years; (vii) promptly upon receipt thereof, copies of any reports submitted to Borrower by the independent accountants in connection with any interim audit of the books of Borrower and copies of each management control letter provided to Borrower by independent accountants; (viii) as soon as available, copies of all financial statements and notices provided by Borrower to all of its stockholders; and (ix) such additional information, reports or statements as Lender may from time to time request. Annual financial statements shall set forth in comparative form figures for the corresponding periods in the prior fiscal year. All financial statements shall include a balance sheet and statement of earnings and shall be prepared in accordance with GAAP.]

          b. PAYMENTS HEREUNDER. Borrower will make all payments of principal, interest, fees, and all other payments required hereunder, under this Note, and under any other agreements with Lender to which Borrower is a party, as and when due.

          c. EXISTENCE, GOOD STANDING, AND COMPLIANCE WITH LAWS. Borrower will do or cause to be done all things necessary (i) to obtain and keep in full force and effect all corporate existence, rights, licenses, privileges, and franchises of Borrower necessary to the ownership of its property or the conduct of its business, and comply with all applicable present and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower; and (ii) to maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by subsection (e) below.

          d. TAXES AND CHARGES. Borrower will timely file all tax reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower, or its income or profits or upon its properties or any part thereof, before the same shall be in default and prior to the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a lien or charge upon the properties or any part thereof of Borrower; PROVIDED, HOWEVER, that Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings by Borrower, as determined in the reasonable judgement of Lender, and Borrower shall have set aside on their books adequate reserve therefor; and PROVIDED FURTHER, that such deferment of payment is permissible only so long as Borrower's title to, and its right to use, the Collateral is not adversely affected thereby and Lender's lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

          e. INSURANCE. Borrower will carry adequate public liability, property and professional liability insurance with responsible companies satisfactory to Lender in such amounts and against such risks as is customarily maintained by similar businesses and by owners of similar property in the same general area. In the event of a casualty or loss in excess of $500,000 at a facility owned by Borrower, all insurance proceeds shall be disbursed to Lender and shall be applied, at Lender's discretion, to the Obligations or to the reconstruction of the damaged facility.

          f.   GENERAL INFORMATION.   Borrower will furnish to Lender such
information as Lender may, from time to time, request with respect to the business or financial affairs of Borrower, and permit any officer, employee or agent of Lender to visit and inspect any of the properties, to examine the minute books, books of account and other records, including management letters prepared by Borrower's auditors, of Borrower, and make copies thereof or extracts therefrom, and to discuss its and their business affairs, finances and accounts with, and be advised as to the same by, the accountants and officers of Borrower, all at such times and as often as Lender may require.

          g. MAINTENANCE OF PROPERTY. Borrower will maintain, keep and preserve the Collateral in good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements to the Collateral.

          h. NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS. Borrower promptly will notify Lender upon the occurrence of: (i) any Event of Default; (ii) any event which, with the giving of notice or lapse of time, or both, could constitute an Event of Default; (iii) any event, development or circumstance whereby the financial statements previously furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower; (iv) any judicial, administrative or arbitration proceeding pending against Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which, if adversely decided, could adversely affect its condition (financial or otherwise) or operations (present or prospective) or which may expose Borrower to uninsured liability of $100,000.00 or more; (v) any default claimed by any other creditor for Borrowed Money of Borrower other than Lender; and (vi) any other development in the business or affairs of Borrower which may be adverse; in each case describing the nature thereof and (in the case of notification under clauses
(i) and (ii)) the action Borrower proposes to take with respect thereto.

          i. EMPLOYEE BENEFIT PLANS. No employee benefit plan (a "PLAN") subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and regulations issued pursuant to ERISA that is maintained by Borrower or under which Borrower could have any material liability under ERISA (i) has failed to meet minimum funding standards established in Section 302 of ERISA, (ii) has failed to substantially comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, or (iii) has engaged in or been involved in a prohibited transaction
(as defined in ERISA) under ERISA or under the Internal Revenue Code.    Neither
Borrower nor any member of a Controlled Group that includes Borrower has not assumed, or received notice of a claim asserted against Borrower or another member of the Controlled Group for, withdrawal liability (as defined in the Multi-Employer Pension Plan Amendments Act of 1980, as amended) with respect to any multi-employer pension plan. Borrower has timely made when due all contributions with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a material claim against Borrower for withdrawal liability with respect to any multi-employer pension plan in which Borrower participates.

          j. FINANCIAL RECORDS. Borrower shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

          k. PLACES OF BUSINESS. Borrower shall give thirty (30) days' prior written notice to Lender of any change in the location of any of its places of business, of the places where its records concerning its Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new, or the discontinuance of any existing, places of business.

          l. BUSINESS CONDUCTED. Borrower shall continue in the business presently conducted by it using its best efforts to maintain its customers and goodwill. Borrower shall not engage, directly or indirectly, in any line of business substantially different from the business conducted by it immediately prior to the Closing Date, or engage in business or lines of business which are not reasonably related thereto.

          m. LITIGATION AND OTHER PROCEEDINGS. Borrower shall give prompt notice to Lender of any litigation, arbitration, or other proceeding before any Governmental Authority against or affecting Borrower if the amount claimed is more than $100,000.00.

          n. LICENSURE; MEDICAID/MEDICARE COST REPORTS. Borrower will maintain (directly or through a management agreement with Newcare) all certificates of need, provider numbers and licenses necessary to conduct its business as currently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of medical products and services. If required, all Medicaid/Medicare cost reports will be properly filed. Borrower shall obtain all such certificates of need, provider numbers and licenses issued in its name on or before March 29, 2000.

          o. VISITS AND INSPECTIONS. Borrower agrees to permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the properties of Borrower, and to inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

          p. FURTHER ASSURANCES. Borrower will defend its title to the Collateral against all persons and will, upon request of the Lender, (i) furnish such further assurances of title as may be required by the Lender, (ii) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Lender, any financing statements, notices, certificates of title, and other documents and pay the cost of filing or recording the same in all public offices deemed necessary by the Lender, as well as any recordation, documentary, or transfer tax required by law to be paid in connection with such filing or recording, and (iii) do such other acts as the Lender may reasonably request in order to perfect, preserve, maintain, or continue the perfection of the Lender's security interest in the Collateral and/or its priority.




     11.  NEGATIVE COVENANTS.

          Each entity constituting Borrower covenants and agrees that until this Note shall be repaid in full:

          a. BORROWING. Borrower will not create, incur, assume or suffer to exist any liability for borrowed money except: (i) indebtedness to Lender; (ii) indebtedness of Borrower secured by mortgages, encumbrances or liens expressly permitted by Lender; (iii) accounts payable to trade creditors and current operating expenses (other than for borrowed money) which are recognized in Borrower's accounting system and not aged more than one hundred twenty (120) days from the billing date or more than thirty (30) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants; and (iv) borrowings incurred in the ordinary course of its business and not exceeding $200,000.00 in the aggregate outstanding at any one time. Borrower will not make prepayments on any existing or future indebtedness for borrowed money in excess of $200,000.00 to any third person or entity (other than Lender, to the extent permitted by this Note or any subsequent agreement between Borrower and Lender).

          b. LIENS AND ENCUMBRANCES. Borrower will not create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under a conditional sale or other title retention agreement) upon, or any security interest in, any of the Collateral, whether now owned or hereafter acquired.


          c.   MERGER, ACQUISITION, OR SALE OF ASSETS.   Except as permitted
pursuant to Paragraph 27 hereof, Borrower will not, without prior written notice to, and the prior written consent of Lender: (i) enter into any transaction of merger or consolidation; (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (iii) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, or the capital stock of any subsidiary of Borrower, whether now owned or hereafter acquired; or (iv) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person.

          d. SALE AND LEASEBACK. Except as permitted pursuant to Paragraph 27 hereof, Borrower will not, directly or indirectly, enter into any arrangement whereby Borrower sells or transfers all or any part of its assets and thereupon and within one year thereafter rents or leases the assets so sold or transferred without the prior written notice to, and the prior express written consent of, Lender, which consent shall not be unreasonably withheld.

          e. DIVIDENDS, DISTRIBUTIONS, AND MANAGEMENT FEES. Borrower will not make, declare or pay any dividends or distributions with respect to, purchase, redeem or otherwise acquire for value any of its outstanding stock now or hereafter outstanding, or return any capital of its stockholders other than Excess Proceeds (as defined herein) and such other amounts as may be approved by Lender. Borrower will not pay management fees or fees of a similar nature to any person other than a management fee to Manager equal to: (i) five percent (5%) of revenues from the facilities prior to the existence of a monetary Event of Default or a material Event of Default, and (ii) following any such Event of Default, the lesser of (x) Manager's actual costs to operate the facilities and
(y) two and one half percent (2.5%) of revenues of the facilities. Neither Borrower nor Manager shall terminate any management agreement without Lender's consent (and the termination of any such management agreement shall not be effective until Lender has consented thereto).

          f. SUBSIDIARIES. Borrower does not have, and will not form, any subsidiary, or make any equity investment in or any loan in the nature of an equity investment to, any other person, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

          g. TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Borrower will not enter into any transaction, including without limitation the purchase, sale, or exchange of property, or the lending or giving of funds to any Affiliate or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or subsidiary, and so long as the transaction is not otherwise prohibited under this Note. The term "PERSON" means an individual, partnership, corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, governmental authority, or any other entity.

          h.   CHANGE IN CAPITAL STRUCTURE.   There shall occur no change in
Borrower's capital structure as set forth in SCHEDULE 11(G) without the prior written consent of Lender, which consent shall not be unreasonably withheld.

          i. CONTRACTS AND AGREEMENTS. Borrower will not become or be a party to any contract or agreement which would breach this Note, or breach any other instrument, agreement, or document to which Borrower is a party or by which it is or may be bound.

          j. COMPLIANCE WITH ERISA. Borrower will not permit with respect to any Plan covered by Title IV of ERISA any Prohibited Transaction or any Reportable Event.

          k. CERTIFICATES OF NEED. Borrower will not amend, alter or suspend or terminate or make provisional in any material way, any certificate of need or provider number without the prior written consent of Lender other than in connection with the closing of the Elms Nursing Home, the Oak Manor Nursing Home and the Pine Manor Nursing Home (the "CLOSED HOMES").

          l. USE OF LENDER'S NAME. Borrower will not use Lender's name (or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing contained in this Note is intended to permit or authorize Borrower to make any contract on behalf of Lender.

          m. TRUTH OF STATEMENTS AND CERTIFICATES. Borrower will not furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

     12. EVENTS OF DEFAULT. The following events are each an "EVENT OF DEFAULT" under this Note:

          a. Borrower fails to make any payment of principal when due or fails to make any payment of interest, fees or other amounts owed to or for the account of Lender under this Note and such payment remains unpaid for five (5) days after the date that such payment is due; or

          b. Borrower has made any representations or warranties in this Note, the other Loan Documents, any financial statement delivered to Lender or otherwise in connection with this Note or the related transaction that contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained in this Note or in such document or financial statement not misleading, provided, however, that with respect to asserted liens or security interests in the Collateral which arose or accrued prior to the date hereof, the Borrower shall have a cure period of 60 days after written notice from Lender of such default; or

          c. Borrower shall fail to perform or observe, or cause to be performed or observed, any other term, obligation, covenant, condition or agreement contained in this Note or the other Loan Documents and any such failure shall have continued for a period of ten (10) days after written notice of such failure; or

          d. Borrower shall (i) apply for, or consent in writing to, the appointment of a receiver, trustee or liquidator; or (ii) file a voluntary petition seeking relief under the Bankruptcy Code, or be unable, or admit in writing Borrower's inability, to pay their debts as they become due; or (iii) make a general assignment for the benefit of creditors; or (iv) file a petition or an answer seeking reorganization or an arrangement or a readjustment of debt with creditors, apply for, take advantage, permit or suffer to exist the commencement of any insolvency, bankruptcy, suspension of payments, reorganization, debt arrangement, liquidation, dissolution or similar event, under the law of the United States or of any state in which Borrower is a resident; or (v) file an answer admitting the material allegations of a petition filed against Borrower in any such bankruptcy, reorganization or insolvency case or proceeding or (vi) take any action authorizing, or in furtherance of, any of the foregoing; or

          e. Either (i) an involuntary case is commenced against Borrower and the petition is not contested within ten (10) days or is not dismissed within sixty (60) days after the commencement of the case or (ii) an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of a creditor adjudicating Borrower bankrupt or insolvent, or appointing a receiver, trustee or liquidator of Borrower or of all or substantially all of the assets of Borrower and the order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days or shall not be discharged within ten (10) days after the expiration of any stay of such order, judgment, or decree; or

          f. Any obligation of Borrower for the payment of borrowed money in excess of $200,000 in the aggregate is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable; or

          g. One or more final judgments against Borrower or attachments against its property not fully and unconditionally covered by insurance in excess of $200,000 in the aggregate shall be rendered by a court of record and shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of twenty (20) days;

          h. An Event of Default occurs under the Guaranty, the Pledge Agreement, the Environmental Indemnity, the Mortgages, the Loan Agreement or other Revolving Loan Documents;

          i. Borrower ceases any material portion of its business operations as presently conducted other than as permitted in Paragraph 27 hereof and in connection with the closing of the Closed Homes;

          j. There shall occur a material adverse change in the financial condition or business prospects of Borrower, or Lender in good faith shall deem itself insecure as a result of acts or events bearing upon the financial condition of Borrower or the repayment of this Note, which default shall have continued unremedied for a period of ten (10) days after written notice from Lender.

     13.  LENDER'S RIGHTS.

          a. Upon the occurrence of an Event of Default, Lender may, in addition to its rights and remedies set forth in Sections 6 and 7 above, proceed, to the extent permitted by law, to protect and enforce its rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of Lender. No right or remedy in this Note, the other Loan Documents or in other agreement or instrument to the benefit of Lender is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given under this Note or now or hereafter existing at law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, if the outstanding Principal Sum, or any of the other obligations of Borrower to Lender shall not be paid when due, Lender shall not be required to resort to any particular security, right or remedy or to proceed in any particular order of priority, and Lender shall have the right at any time and from time to time, in any commercially reasonable manner and in any order, to enforce its security interests with respect to the Collateral, liens, rights and remedies, or any of them, as it deems appropriate in the circumstances, and apply the proceeds of any Collateral to such obligations of Borrower as it determines in its sole discretion.

          b. If an Event of Default has occurred as provided above and Borrower has not paid the all amounts outstanding, including all principal, together with interest accrued on such amounts, upon demand by Lender, then Borrower shall pay to Lender interest on such outstanding amounts at a rate per annum equal to the Default Interest Rate from the date such outstanding amounts are due until the date this Note is paid in full. Borrower promises to pay all costs of collection, including reasonable attorneys' fees, if this Note is referred to an attorney for collection after the Event of Default.

     14. NO DEFENSES. Borrower's obligations under this Note shall not be subject to any set-off, counterclaim or defense to payment that Borrower now has or may have in the future.

     15. NO WAIVER. No failure or delay on the part of Lender in exercising any right, power or privilege under this Note or the other Loan Documents, nor any course of dealing between Borrower and Lender, shall operate as a waiver of the right, power or privilege, nor shall a single or partial exercise of any right, power or privilege preclude any other or further exercise of, or the exercise of any other, right, power or privilege.

     16. WRITING REQUIRED. No modification or waiver of any provisions of this Note or any other Loan Documents, and no consent to any departure by Borrower, shall in any event be effective, without respect to any course of dealing between the parties, unless the modification or waiver shall be in a writing executed by Lender and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall thereby entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

     17. USURY LIMITATION. Notwithstanding anything contained to the contrary in this Note, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the maximum rate of interest permitted to be charged by applicable law. If Lender receives, collects or applies as interest any such excess, the amount that would be excessive interest shall be applied to the reduction of the Principal Sum; and if the Principal Sum is paid in full, any remaining excess shall be paid to Borrower. In determining whether or not the interest paid or payable in any specific case exceeds the highest lawful rate, Lender and Borrower shall to the maximum extent permitted under applicable law: (i) characterize any non-principal payment as an expense, fee or premium rather than as interest; and (ii) "spread" the total amount of interest throughout the entire term of the obligation so that the interest rate is deemed to have been uniform throughout the entire term.

     18. NOTICES. Any notice or demand given under this Note shall be given by delivering it, sending by telecopier (with a confirming copy by regular mail), or by mailing it by certified or registered mail, postage prepaid, return receipt requested, or sent by prepaid overnight courier service addressed to Borrower at: LTC Healthcare Acquisition Company, Inc., 300 Esplanade Drive, Suite 1860, Oxnard, CA 93030, Attention: Andre C. Dimitriadis, Telephone: (805) 981-8655, Telecopier: (805) 981-8663, with a copy to Cohn & Kelakos, LLP, 101 Arch Street, Boston, MA 02110, Attention: George M. Kelakos, Telephone: (617) 951-2505, Telecopier: (617) 951-0679, or at such other place as Borrower may
specify in writing to Lender.   Any notice to be given to Lender under this Note
shall be given by personally delivering it, sending by telecopier (with a confirming copy by regular mail), or mailing it by certified or registered mail, return receipt requested, or sent by prepaid overnight courier service, addressed to Lender at: 2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland 20815 Attention: Steven M. Curwin, Deputy General Counsel--Telephone: (301) 961-1640, Telecopier: (301) 664-9866, or at such other place as Lender may specify in writing to Borrower. Each party may designate a change of address by notice to the other given in accordance with this Section 18 at least fifteen (15) days before such change of address is to become effective. A notice given under this Note shall be deemed received upon receipt if it is personally delivered or sent by telecopier or overnight courier service and five (5) days after it is deposited in the U.S. mail if it is sent by regular mail.

     19. SECTION HEADINGS. The headings of the several paragraphs of this Note are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision.

     20. SEVERABILITY. If any term, provision, covenant or condition of this Note or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Note until Borrower and Lender amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

     21. SURVIVAL OF TERMS. All covenants, agreements, representations and warranties made in this Note or in any financial statements delivered pursuant to this Note shall survive Borrower's execution and delivery of this Note to Lender and shall continue in full force and effect so long as this Note or any other obligation under this Note shall be outstanding and unpaid or any other obligation of Borrower to Lender or its affiliates under this Note shall remain unperformed.

     22. INDEMNITY. Borrower hereby agrees to indemnify and hold harmless Lender, its partners, officers, agents and employees (collectively, "INDEMNITEE") from and against any liability, loss, cost, expense, claim, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys' fees and expenses) arising from Borrower's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under this Note or from the breach of any of the representations or warranties contained in this Note. In addition, Borrower shall defend Indemnitee against and save it harmless from all claims of any Person with respect to the Collateral. Notwithstanding any contrary provision in this Agreement, the obligations of Borrower under this Section 22 shall survive the payment in full of the all obligations under this Note and the termination of this Note.

     23. JOINT AND SEVERAL LIABILITY. EACH ENTITY CONSTITUTING BORROWER SHALL BE JOINTLY AND SEVERALLY LIABLE FOR ALL OF THE OBLIGATIONS OF BORROWER UNDER THIS NOTE. EACH BORROWER, INDIVIDUALLY, EXPRESSLY UNDERSTANDS, AGREES AND ACKNOWLEDGES, THAT THE LOAN WOULD NOT BE MADE AVAILABLE ON THE TERMS HEREIN IN THE ABSENCE OF THE COLLECTIVE CREDIT OF ALL OF THE BORROWERS, THE JOINT AND SEVERAL LIABILITY OF ALL BORROWERS, AND THE CROSS COLLATERALIZATION OF THE COLLATERAL OF ALL BORROWERS. ACCORDINGLY, EACH BORROWER, INDIVIDUALLY ACKNOWLEDGES THAT THE BENEFIT TO EACH OF THE PARTICIPANTS IN THE FACILITY AS A WHOLE CONSTITUTES REASONABLY EQUIVALENT VALUE, REGARDLESS OF THE AMOUNT OF THE LOAN ACTUALLY BORROWED BY, ADVANCED TO, OR THE AMOUNT OF COLLATERAL PROVIDED BY, ANY INDIVIDUAL BORROWER.

     24. GOVERNING LAW; CONSENT TO JURISDICTION. THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE, AND THE PARTIES EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND AND TO THE LAYING OF VENUE IN MARYLAND, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO BORROWER, BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER'S ADDRESS SET FORTH IN SECTION [18] ABOVE. BORROWER FURTHER WAIVES ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

     25. WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUES TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH OF BORROWER AND LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS NOTE, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, EACH OF BORROWER

AND LENDER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     26. NO LIABILITY OF BORROWER'S AFFILIATES. No affiliate of Borrower, including all parents, subsidiaries and other affiliates of Borrower (the "Affiliates"), including all officers and directors of the Borrower or the Affiliates shall have any responsibility or liability for the payment or performance of any obligations or duties under this Note, the Borrower Guaranty or any other agreement or transaction provided or contemplated in the Loan Documents or the Revolving Loan Documents.

     27. RELEASE. (a) So long as no monetary Event of Default or material Event of Default has occurred under this Note, the Loan Documents or the Revolving Loan Documents, Collateral listed on SCHEDULE 3 shall be released from Lender's lien (a "RELEASED ASSET") upon payment by Borrower of (a) an amount equal to one hundred percent (100%) of the value allocated to such item on SCHEDULE 3, and (b) if the sale price for the Released Asset exceeds the Release Price (the "EXCESS PROCEEDS"), an amount equal to portion of the Excess Proceeds Lender is entitled to as set forth below ((a) and (b) being referred to herein as the "RELEASE PRICE"). The Excess Proceeds shall be distributed as follows: (i) an amount equal to taxes owed by Borrower in connection with the sale of such Released Asset (the "Tax Payment"), shall be paid to Borrower to be used exclusively to pay for such taxes, and (ii) the balance of the Excess Proceeds less the Tax Payment (the "Balance") shall be distributed as follows: (x) if the Released Asset is sold during the first nine (9) months following the Closing Date, seventy five percent (75%) of the Excess Proceeds shall be paid to Lender, fifteen percent (15%) shall be retained by Borrower to be used exclusively for working capital or other operating expenses or capital improvements relating to the nursing home facilities of Borrower; five percent (5%) shall be paid to Manager, and five percent (5%) shall be paid to LTC Healthcare, Inc. (ii) if the Released Asset is sold after the first nine (9) months following the Closing Date, seventy five percent (75%) of the Excess Proceeds shall be paid to Lender and twenty five percent (25%) of the Excess Proceeds shall be retained by Borrower to be used exclusively for working capital or other operating expenses or capital improvements relating to the nursing home facilities of Borrower. The Release Price received by Lender shall be applied to pay down the outstanding Principal Sum.

     (b) On or after July 1, 2000, upon payment of all of the outstanding principal, accrued interest and other Obligations owing under this Note (including any Obligations arising in connection with the Borrower Guaranty), provided no Event of Default has occurred under the Loan Documents or the Revolving Loan Documents and no advances have been made under the Revolving Loan which currently exceed Borrower's availability thereunder, Lender shall release its interest in (i) the Collateral described in Paragraph 7(a) (vi) through (ix) of this Note, (ii) the Collateral described in the Pledge Agreement, and (iii) in the Property or Mortgaged Property set forth in (w) that certain Deed to Secured Debt of even date herewith made by LTC Healthcare of Fort Valley, Inc. in favor of Lender, (x) that certain Deed to Secure Debt of even date herewith made by LTC Healthcare of Jessup, Inc. in favor of Lender, (y) that certain Deed to Secure Debt of even date herewith made by LTC Healthcare of Atlanta, Inc. in favor of Lender, (z) that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filings of even date herewith made by LTC Healthcare of Gardner, Inc. in favor of Lender, and any other Mortgages granted by Borrower to Lender under this Note. In no event however, shall Lender release its interest in the Collateral described in Paragraph 7(a)(i) through (v) and (x) of this Note.



                           [SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the undersigned have executed this Secured Term Note as of the day and year first above written.

                         BORROWER:

                         LTC HEALTHCARE OF ATLANTA, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF BONNER SPRINGS, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF CHICOPEE, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF COFFEYVILLE, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer

                         LTC HEALTHCARE OF CONVERSE, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF FORT VALLEY, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF GARDNER, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF HOLYOKE, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF JESSUP, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer

                         LTC HEALTHCARE OF NEW PORT RICHEY, INC., a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF SALINA, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF SHEPARD, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF SOUTH HADLEY, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF SPRINGFIELD, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer

                         LTC HEALTHCARE OF STATESBORO, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF TYLER, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE OF WHIGHAM, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE RECEIVABLES, INC.,
                         a Nevada corporation

                         By:  /s/ James J. Pieczynski
                              -----------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer


                         LTC HEALTHCARE ACQUISITION COMPANY, INC., a Nevada corporation

                         By:  /s/ James J. Pieczynski
                             ------------------------------
                              Name:     James J. Pieczynski
                              Title:    Treasurer

                                 LIST OF SCHEDULES


Schedule 1      -     List of Guarantors

Schedule 2      -     Closing Checklist

Schedule 3      -     List of Collateral

Schedule 9(n)   -     Places of Business

Schedule 9(p)   -     Stock Ownership

Schedule 9(t)   -     Trade Names

Schedule 11(g)  -     Capital Structure

                          SCHEDULE 1 - LIST OF GUARANTORS


LENOX HEALTHCARE, INC., a Delaware corporation,
SENIOR CARE MANAGEMENT GROUP, INC., a Delaware limited liability company
LENOX HEALTHCARE OF MILL VALLEY, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF CARMICHAEL, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF SAN LEANDRO, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF HAYWARD, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF SACRAMENTO, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF ANAHEIM, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF WOODLAND, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF CONCORD, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF SAN RAFAEL, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF SAN BERNARDINO, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF ROSEVILLE, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF CLAREMONT, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF SAN PABLO, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF SANTA PAULA-HEALTHCARE, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF OAKLAND, LLC, a Delaware limited liability company, and LENOX HEALTHCARE OF MODESTO, LLC, a Delaware limited liability company, GREYLOCK HEALTH OF JOPLIN-MANOR, L.P., a Missouri limited partnership, GREYLOCK HEALTH OF ST. CHARLES, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF SPRINGFIELD, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF BALLWIN, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF COLUMBIA, L.P., a Missouri limited partnership,
GREYLOCK HEALTH CORPORATION OF SEDGWICK, L.P., a Kansas limited partnership, GREYLOCK HEALTH CORPORATION OF HAYSVILLE, L.P., a Kansas limited partnership, GREYLOCK HEALTH CORPORATION OF COUNCIL GROVE, L.P., a Kansas limited partnership,
GREYLOCK HEALTH CORPORATION OF CHANUTE, L.P., a Kansas limited partnership, GREYLOCK HEALTH CORPORATION OF LARNED, L.P., a Kansas limited partnership, LENOX HEALTHCARE OF SALEM, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF BROCKTON, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF BARTLESVILLE, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF KAILUA-KONA, L.P., a Delaware limited partnership,
LENOX HEALTHCARE OF PALMER, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF LURAY, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF YUMA, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF CHANUTE, LLC, a Delaware limited liability company,
LENOX HEALTHCARE OF COUNCIL GROVE, LLC, a Delaware limited liability company, LENOX HEALTHCARE OF HAYSVILLE, LLC, a Delaware limited liability company,

LENOX HEALTHCARE OF LARNED, LLC, a Delaware limited liability company, and
LENOX HEALTHCARE OF SEDGWICK, LLC, a Delaware limited liability company, GREYLOCK HEALTH CORPORATION OF INDEPENDENCE TERRACE, L.P., a Kansas limited partnership,
GREYLOCK HEALTH CORPORATION OF INDEPENDENCE LODGE, L.P., a Kansas limited partnership,
GREYLOCK HEALTH CORPORATION OF WICHITA, L.P., a Kansas limited partnership, GREYLOCK HEALTH CORPORATION OF TOPEKA, L.P., a Kansas limited partnership, GREYLOCK HEALTH OF LAMAR, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF AVA, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF CLINTON, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF KANSAS CITY-BHM, L.P., a Missouri limited partnership, GREYLOCK HEALTH OF KANSAS CITY, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF JOPLIN-HEALTHCARE, L.P., a Missouri limited partnership, GREYLOCK HEALTH OF JEFFERSON CITY, L.P., a Missouri limited partnership, GREYLOCK HEALTH OF THAYER, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF DES PERES, L.P., a Missouri limited partnership,
GREYLOCK HEALTH OF CRANE, L.P., a Missouri limited partnership and
GREYLOCK HEALTH OF KIMBERLING CITY-MANOR, L.P., a Missouri limited partnership, LENOX HEALTHCARE REALTY OF JOPLIN, L.L.C., a Delaware limited liability company, LENOX HEALTHCARE REALTY OF BROCKTON, L.L.C., a Delaware limited liability company,
LENOX HEALTHCARE REALTY OF WOODLAND, L.L.C., a Delaware limited liability company,
LENOX HEALTHCARE OF GOLDSBORO, L.L.C., a Delaware limited liability company, LENOX HEALTHCARE OF EVANSVILLE, L.L.C., a Delaware limited liability company, LENOX HEALTHCARE OF LOGANSPORT, L.L.C., a Delaware limited liability company, LENOX HEALTHCARE OF WESTFIELD, L.L.C., a Delaware limited liability company, and LENOX HEALTHCARE REALTY OF CARMICHAEL, L.L.C., a Delaware limited liability company